Exhibit (10)(J)(3)

FOURTH AMENDMENT TO LEASE AGREEMENT

THIS FOURTH AMENDMENT TO AGREEMENT OF LEASE (hereinafter “Fourth Amendment”) is effective as of the 1st day of January, 2011 between Harleysville, Ltd., a Pennsylvania limited partnership (hereinafter “Lessor”), and Harleysville Mutual Insurance Company, a Pennsylvania insurance corporation doing business at 355 Maple Avenue, Harleysville, PA 19438 (hereinafter “Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee entered into a Lease Agreement dated as of January 1, 1995, for all that certain parcel of land, together with buildings and improvements erected thereon as set forth in Exhibit “A” to the Lease, which was amended by an Amendment to Lease Agreement dated as of January 1, 2000, and which was further amended by the Second Amendment to Lease Agreement dated as of January 1, 2005, and the Third Amendment to Lease Agreement dated as of January 1, 2010 (collectively the “Lease”); and,

WHEREAS, Lessor and Lessee desire to amend the Lease with regard to continuing its term for another year.

NOW, THEREFORE, the parties hereto, for the mutual promises hereinafter contained, intending to be legally bound, do hereby agree as follows:

1.	Section 2 of the Lease shall be deleted in its entirety and the following substituted in its place:

“The term of this Lease shall be from January 1, 2011 to December 31, 2011.”

2.	All terms, conditions, and provisions of the Lease shall remain the same and are hereby ratified and confirmed, except as amended herein.

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IN WITNESS WHEREOF, the Lessor and the Lessee have set their hands and seals the day and year first above written.

Lessor: HARLEYSVILLE, LTD.
		BY:	HARLEYSVILLE GROUP INC., General Partner

Attest:		BY:
	David W. Galloway, III		Arthur E. Chandler
	Vice President and		Senior Vice President and CFO
Associate General Counsel

		BY:	HARLEYSVILLE PREFERRED INSURANCE
COMPANY, Limited Partner

Attest:		BY:
	David W. Galloway, III		David K. Bond
	Assistant Secretary		Vice President

		BY:	HARLEYSVILLE WORCESTER INSURANCE
COMPANY, Limited Partner

Attest:		BY:
	David W. Galloway, III		David K. Bond
	Assistant Secretary		Vice President

Lessee:
HARLEYSVILLE MUTUAL INSURANCE COMPANY

Attest:		BY:
	David W. Galloway, III		Mark R. Cummins
	Vice President and		Executive Vice President,
	Associate General Counsel		Chief Investment Officer & Treasurer

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